EXHIBIT 99.1

                         PRO FORMA FINANCIAL INFORMATION

The design and assets that are the subject of the disposition being reported by this Form 8-K were acquired by the Company in connection with the acquisition of certain assets from Tecmar Technologies International, Inc., and certain of its affiliates, effective February 23, 2000 (the "Tecmar Acquisition"). The pro forma statements of operations have been presented to give effect to the sale transaction as if it had occurred at the beginning of the periods presented. However, because the Company did not own the assets related to the disposition until February 23, 2000, the following Unaudited Pro Forma Condensed Consolidated Statement of Operations for the fiscal year ended June 30, 2000 present the results for the Company as if that acquisition had not occurred. The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2001 gives effect to the disposition as if it had occurred on March 31, 2001.

This Pro Forma Financial Information is presented for illustrative purposes only. It is not necessarily indicative of the results of the remaining operations or financial position which actually would have been reported had the disposition occurred as the beginning of the periods presented, nor is it necessarily indicative of the Company's future financial results of operations.

                                      1

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                               OVERLAND DATA, INC.
            UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                 MARCH 31, 2001
                                 (IN THOUSANDS)

                                                          Historical             Adjustments             Pro-forma
                                                          ----------             -----------             ---------
 ASSETS
 ------

 Current assets:
      Cash and cash equivalents                               $  12,971             $       -               $  12,971
      Accounts receivable, net                                   22,964                     -                  22,964
      Inventories                                                27,066                (1,778)  (a)            25,288
      Deferred income taxes                                       3,391                   810   (c)             4,201
      Other current assets                                        2,689                     -                   2,689
                                                              ---------             ----------              ----------
          Total current assets                                   69,081                  (968)                 68,113

 Property and equipment, net                                      5,503                  (112)  (a)             5,391
 Other assets                                                       491                     -                     491
                                                              ---------             ----------              ----------
                                                              $  75,075             $  (1,080)              $  73,995
                                                              =========             ==========              ==========

 LIABILITIES AND SHAREHOLDERS' EQUITY
 ------------------------------------

 Current liabilities:
      Accounts payable                                        $  12,917             $       -               $  12,917
      Accrued liabilities                                         5,767                     -                   5,767
      Accrued payroll and employee compensation                   2,629                   160   (b)             2,789
                                                              ---------             ----------              ----------
          Total current liabilities                              21,313                   160                  21,473

      Other liabilities                                           1,393                     -                   1,393
                                                              ---------             ----------              ----------
          Total liabilities                                      22,706                   160                  22,866
                                                              ---------             ----------              ----------
 Shareholders' equity:
      Common stock                                               32,762                     -                  32,762
      Accumulated other comprehensive income                       (298)                    -                    (298)
      Retained earnings                                          19,905                (1,240)                 18,665
                                                              ---------             ----------              ----------
          Total shareholders' equity                             52,369                (1,240)                 51,129

                                                              ---------             ----------              ----------
                                                              $  75,075             $  (1,080)              $  73,995
                                                              =========             ==========              ==========

 FOOTNOTES

(a) Represents the reduction of inventory to net realizable value and the impairment of assets to be disposed as a result of the sale of the Designs and the exit of the entry-level tape drive business.

(b) Represents accrued severance related to a reduction in force associated with exiting the entry-level tape drive business.

(c) Represents the tax benefit related to the charges discussed in footnotes (a) and (b).


                                      2



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                               OVERLAND DATA, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 2000
                                 (IN THOUSANDS)

                                                          Historical             Adjustments             Pro-forma
                                                          ----------             -----------             ---------
 Net revenues:
      Product sales                                          $  122,703             $  (2,523)  (a)         $ 120,180
      Royalties & services                                          276                     -                     276
                                                             ----------             ----------              ----------
          Total net revenues                                    122,979                (2,523)                120,456

 Cost of goods sold                                              92,460                (4,140)  (a)            88,320
                                                             ----------             ----------              ----------
 Gross Profit                                                    30,519                 1,617                  32,136

 Operating expenses:
      Sales and marketing                                        14,272                  (641)  (a)            13,631
      Research and development                                    7,253                  (772)  (a)             6,481
      General and administrative                                  6,183                  (487)  (a)             5,696
                                                             ----------             ----------              ----------
          Total operating expenses                               27,708                (1,900)                 25,808
                                                             ----------             ----------              ----------
             Income from operations                               2,811                 3,517                   6,328

 Other income:
      Interest income, net                                          714                    43   (a)               757
      Other expense, net                                           (109)                    -                    (109)
                                                             ----------             ----------              ----------
 Income before income taxes                                       3,416                 3,560                   6,976
 Provision for income taxes                                       1,349                 1,406   (b)             2,755
                                                             ----------             ----------              ----------
 Net income                                                  $    2,067             $   2,154               $   4,221
                                                             ==========             ==========              ==========
 Net income per share:
     Basic                                                   $     0.20             $    0.21               $    0.42
                                                             ==========             ==========              ==========
     Diluted                                                 $     0.19             $    0.20               $    0.39
                                                             ==========             ==========              ==========
 Number of shares used in computing per share amounts:
     Basic                                                       10,123                10,123                  10,123
                                                             ==========             ==========              ==========
     Diluted                                                     10,688                10,688                  10,688
                                                             ==========             ==========              ==========

FOOTNOTES

(a)      Represents the operations of the Tecmar Acquisition.

(b) The adjustment to income taxes represents the adjustment required to cause the consolidated effective tax rate to be equal to the rate recorded by the Company.


                                      3

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                               OVERLAND DATA, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                        NINE MONTHS ENDED MARCH 31, 2001
                                 (IN THOUSANDS)

                                                          Historical             Adjustments             Pro-forma
                                                          ----------             -----------             ---------
 Net revenues:
      Product sales                                           $ 117,597             $  (2,659)  (a)         $ 114,938
      Royalties & services                                          734                     -                     734
                                                              ---------             ----------              ----------
          Total net revenues                                    118,331                (2,659)                115,672

 Cost of goods sold                                              86,708                (2,933)  (a)            83,775
                                                              ---------             ----------              ----------
 Gross Profit                                                    31,623                   274                  31,897

 Operating expenses:
      Sales and marketing                                        12,068                  (482)  (a)            11,586
      Research and development                                    7,553                (1,784)  (a)             5,769
      General and administrative                                  6,132                  (147)  (a)             5,985
                                                              ---------             ----------              ----------
          Total operating expenses                               25,753                (2,413)                 23,340
                                                              ---------             ----------              ----------
             Income from operations                               5,870                 2,687                   8,557

 Other income:
      Interest income, net                                          350                     2   (a)               352
      Other income, net                                             395                    51   (a)               446
                                                              ---------             ----------              ----------
 Income before income taxes                                       6,615                 2,740                   9,355
 Provision for income taxes                                       2,613                 1,082   (b)             3,695
                                                              ---------             ----------              ----------
 Net income                                                   $   4,002             $   1,658               $   5,660
                                                              =========             ==========              ==========
 Net income per share:
     Basic                                                    $    0.39             $    0.16               $    0.55
                                                              =========             ==========              ==========
     Diluted                                                  $    0.37             $    0.15               $    0.52
                                                              =========             ==========              ==========
 Number of shares used in computing per share amounts:
     Basic                                                       10,371                10,371                  10,371
                                                              =========             ==========              ==========
     Diluted                                                     10,931                10,931                  10,931
                                                              =========             ==========              ==========

FOOTNOTES

(a)      Represents the operations of the Tecmar Acquisition.

(b) The adjustment to income taxes represents the adjustment required to cause the consolidated effective tax rate to be equal to the rate recorded by the Company.


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